6. Investment in Joint Venture	12 Months Ended
Dec. 31, 2016
Notes
6. Investment in Joint Venture

6.  Investment in Joint Venture

On September 11, 2015, Hi-Brands International, Inc. a wholly owned subsidiary of the Company entered into a joint venture agreement with I.D.E.A – International Dental Emergency Alliance, LLC. (IDEA).  IDEA is the developer of a pharmacy discount card distribution and online marketing platform with access to a network of approximately 60,000 participating pharmacies through a virtual and/or physical discount card.  IDEA and the Company wish to develop, market and distribute a private label discount card and system under its proprietary brands and/or trademarks to the general public and to sub-distributors. The Company and IDEA have agreed to share all revenues 50/50 and IDEA has agreed to pay the Company 50% of a $0.50 shared fee per claim.  The claim fee will increase based upon a set schedule as claims increase.  The term of the agreement is for 3 years, but can be renewed for an additional three (3) year term periods.  IDEA is charging the Company a set up fee and as part of the agreement IDEA is expected to generate 25,000 members/cardholders in the first year.

The Company entered into a convertible note payable with IDEA for payment of the $35,000 set-up fee.  The convertible note and accrued interest were convertible into shares of the Company’s common stock at a variable conversion price equal to 40% multiplied by the average of the 3 highest and 2 lowest trading days in the 10-day period preceding conversion.  In addition, the note contains an antidilution feature in which the conversion price could further adjust if the Company sells equity securities at an effective price less than the current conversion price, as defined.   The maturity date of the note was January 2, 2017. The note bore interest at 10%.  IDEA converted the note into 30,000 shares in April 2016.  In December 2016, the Company issued an additional 30,000 as compensation to IDEA, which were valued at approximately $150,000 based on the closing price on such date and recorded as interest expense.

During the year ended December 31, 2015, the Company recorded the initial derivative liability of approximately $83,000 based upon the following Black-Scholes option pricing model average assumptions: an exercise price of $0.92, stock price on the date of grant of $2.31, expected dividend yield of 0%, expected volatility of 179%, risk free interest rate of 0.50% and expected term of 2 years. Upon initial valuation, the derivative liability exceeded the face value of the convertible note payable by approximately $48,000, which was recorded as a day one loss on derivative liability.  Subsequent remeasurements were based on the following assumptions at December 31, 2015 and April 20, 2016 (date of conversion): exercise prices of $0.28 and $2.05, stock price on the valuation date of $0.70 and $5.12, expected dividend yield of 0% and 0%, expected volatility of 134% and 169%, risk free interest rate of 0.50% and 0.50% and expected terms of 2 and 2 years, respectively.  Upon conversion, the Company reclassified approximately $83,000 to additional paid-in capital related to the convertible note.